UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2019

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On April 4, 2019, Constellation Brands, Inc. (“Constellation” or the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the fiscal year and fourth quarter ended February 28, 2019. A copy of the release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time; therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable” or “organic” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, including those presenting the impact of the Company’s equity method investment in Canopy Growth Corporation (“Canopy”), and organic net sales and operating income measures are provided because management uses this information in monitoring and evaluating the results and underlying business trends of the core operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance. As such, the following items, including any related income tax effect, are excluded from comparable basis results, when appropriate:  accelerated depreciation in connection with certain restructuring and other strategic business development costs; settlements of undesignated commodity derivative contracts; flow through of inventory step-up associated with acquisitions; loss on inventory write-down; net gain (loss) on the mark to fair value of undesignated commodity derivative contracts; certain other cost of product sold losses; impairment of certain intangible assets; net loss on change in fair value of derivative instrument entered into to hedge the U.S. dollar cost of a foreign currency denominated investment; restructuring and other strategic business development costs; a prior period adjustment for deferred compensation related to certain employment agreements; transaction, integration and other acquisition-related costs recognized in connection with acquisitions and investments; loss associated with the restructuring of an agreement; net costs in connection with the sale of the Canadian wine business and related activities; certain other selling, general and administrative gains; unrealized net gain from the mark to fair value of securities measured at fair value and related activities; net gain on the sale of our remaining interest in our previously-owned Australian and European business; other net gains related to an equity method investment; net gain on change in fair value of a derivative instrument entered into to hedge the Company’s exposure to interest rate volatility associated with debt financing of investment; bridge commitment fees associated with debt financing of investment; loss on extinguishment of debt; net income tax benefit recognized for the reversal of a valuation allowance originally established in connection with a change in accounting principle; and net income tax benefit recognized in connection with the Tax Cuts and Jobs Act. In addition, comparable measures for Canopy equity losses, including any related income tax effect, are also excluded from certain comparable basis results. The Company has signed an agreement to sell a portion of its wine and spirits business which is expected to close at the end of the Company’s first quarter ended May 31, 2019 (the “Wine and Spirits Transaction”).

Accordingly, for the indicated period, organic net sales and operating income measures exclude the estimated net sales and associated operating income for the products expected to be divested as part of the Wine and Spirits Transaction.

Item 7.01	Regulation FD Disclosure.

On April 3, 2019, Constellation issued a news release regarding the repositioning of its wine and spirits business, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On April 4, 2019, Constellation issued a news release regarding its fiscal year and fourth quarter fiscal 2019 results, a copy of which release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

References to Constellation’s website and/or other social media sites or platforms in the releases do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news releases attached as Exhibit 99.1 and Exhibit 99.2 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

On April 3, 2019, Constellation announced that it has signed an agreement with E. & J. Gallo Winery to divest a portion of its wine and spirits business for $1.7 billion, subject to closing adjustments. The portion of the Company’s portfolio being divested principally consists of wines having a retail price of $11 and below and includes related facilities located in California, New York and Washington. The transaction is also subject to the satisfaction of certain closing conditions, including the receipt of required regulatory approval.

In addition, on April 3, 2019, the Company’s Board of Directors declared a quarterly cash dividend in the amount of $0.75 per issued and outstanding share of the Company’s Class A Common Stock, $0.68 per issued and outstanding share of the Company’s Class B Common Stock and $0.68 per issued and outstanding share of the Company’s Class 1 Common Stock, in each case payable on May 24, 2019, to stockholders of record of each respective class as of the close of business on May 10, 2019.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated April 3, 2019, regarding the repositioning of its wine and spirit business.
99.2	News Release of Constellation Brands, Inc. dated April 4, 2019, regarding its results for the fiscal year and fourth quarter ended February 28, 2019.

INDEX TO EXHIBITS

Exhibit No.	Description

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated April 3, 2019, regarding the repositioning of its wine and spirit business.

(99.2)	News Release of Constellation Brands, Inc. dated April 4, 2019, regarding its results for the fiscal year and fourth quarter ended February 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 4, 2019	CONSTELLATION BRANDS, INC.

		By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer